SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)        May 25, 1996


                            BUGABOO CREEK STEAK HOUSE, INC.
         (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of Incorporation)


         0-19924                                          05-0475499
         (Commission File Number)            IRS Employer Identification Number)


         1275 Wampanoag Trail, East Providence, RI   02914
         (Address of principal executive offices)             (Zip Code)


                                                   (401) 433-5500
         (Registrant's telephone number, including area code)


                                                             N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On May 25, 1996, Robert J. Stetson, a director since 1994, resigned, citing the time demands of his own business.


Item 7.  Financial Statements and Exhibits           Page No.

         None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BUGABOO CREEK STEAK HOUSE, INC.



                           By:     /S/ Mark A. Peterson
                                 Mark A. Peterson, Senior Vice President, Chief Financial Officer and Treasurer



Date:  June 5, 1996